UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 18, 2025

BKV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-42282	85-0886382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 17th Street, Suite 2100 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 375-9680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BKV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On December 18, 2025, BKV Corporation (the “Company”) announced that its Board of Directors (the “Board”) authorized a two-year share repurchase program pursuant to which the Company may repurchase from time to time shares of its common stock, par value $0.01 per share (“Common Stock”), for an aggregate purchase price of up to $100 million through open market purchases, block trades, 10b5-1 plans, or by means of privately negotiated purchases, in each case subject to compliance with the applicable provisions of federal and state securities laws and regulations, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The timing and total amount of any share repurchases will be determined at the discretion of the Company’s management based on a variety of factors, including economic and market conditions, the stock price, the Company’s liquidity requirements and priorities, regulatory requirements, applicable legal requirements and other factors. The repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended, modified, or discontinued at any time at the discretion of the Board. Share repurchases are expected to be funded through available cash or borrowings under the Company’s existing reserve-based lending agreement.

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including forward-looking statements regarding the stock repurchase program. Investors are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including the risks and uncertainties addressed under the heading “Risk Factors” in BKV’s most recent Annual Report on Form 10-K filed and any subsequent Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this Form 8-K and Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement.

A copy of the Company’s press release announcing these matters is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 18, 2025, announcing the approval of a share repurchase program.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BKV Corporation

December 18, 2025	By:	/s/ David R. Tameron
David R. Tameron
Chief Financial Officer